TEMPLETON INSTITUTIONAL FUNDS, INC.



                                     TIFI
                           EMERGING MARKETS SERIES

                                ANNUAL REPORT





[TEMPLETON LOGO]              DECEMBER 31, 1999

-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

     - are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

     - are not deposits or obligations of, or guaranteed or endorsed by, any bank;

     - are subject to investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------

Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic, and political developments, and their relatively small size and lesser liquidity. These special risk considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.

December 31, 1999

Dear Shareholder:
During the past quarter, emerging markets continued to recover as positive economic news combined with a lessening of concern over the new millennium computer issue helped to drive stock prices higher. The Templeton Institutional Funds, Inc. Emerging Markets Series (the "Fund") for the quarter and one-year periods ending December 31, 1999, posted cumulative total returns of 28.37% and 56.58%, compared to the

--------------------------------------------------------------------------------
                          TOTAL RETURNS AS OF 12/31/99

                                                                                   Cumulative
                                  One-Year       Three-Year      Five-Year            Since
                                  Average         Average         Average         Inception(1),(3)
                               Annual(1),(2)    Annual(1),(2)   Annual(1),(2)       (05/03/93)
TIFI Emerging
Markets Series                    56.58%           4.41%             5.97%            57.40%

IFC Investable
Composite Index(4)                67.17%           3.58%             2.16%            61.34%

MSCI Emerging
Markets Free Index(5)             66.41%           3.18%             2.00%            67.24%


(1)The Fund's manager and administrator have agreed in advance to waive their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.60% of average net assets. If these fee waivers are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee waivers for the period ended December 31, 1999. After April 30, 2000, the manager and administrator may end this arrangement at any time. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2)Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3)Cumulative total return represents the change in value of an investment over the indicated periods.

(4)Source: International Finance Corporation. The IFC Investable Composite Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends.

(5)Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

-------------------------------------------------------------------------------

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.

                                                                    continued...



[PHOTO OF MARK MOBIUS]


MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
[letter continued]



                       GEOGRAPHIC DISTRIBUTION ON 12/31/99
               (Equity Assets as a Percentage of Total Net Assets)


                                  [PIE CHART]


Asia        Latin America/Caribbean      Middle-East/Africa        Europe      New Zealand
39.5%                35.8%                      14.6%                 8.9%         0.1%



                        FUND ASSET ALLOCATION ON 12/31/99


                                  [PIE CHART]

                            Short-Term Investments &
Equity*                        Other Net Assets
98.9%                             1.1%


*Equity includes convertible and preferred securities



International Finance Corporation (IFC) Investable Composite Index returns of 25.69% and 67.17%, respectively. For the quarter and one-year periods ending December 31, 1999, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index posted returns of 25.44% and 66.41%, respectively. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

POLITICS

                 Political change was widespread throughout emerging markets as new governments were elected and budgets set for the coming year. In Indonesia, a relatively unknown candidate, muslim cleric Abdurrahman Wahid, was named president by the parliament while popular favorite Megawati Sukarnoputri was voted the nation's Vice President. In Malaysia, general elections held in December reaffirmed Prime Minister Mahathir Muhamad's dominance for at least another five years, while election results in India returned the BJP-led government to power despite the loss of a confidence vote in the spring. In Pakistan, the government of Nawaz Sharif was overthrown in a bloodless coup by the nation's military. Despite increasing international concerns, the local market favored the change. Events in Taiwan and Mainland China influenced regional markets. Taiwan's comments that it would like to see its relationship with China changed to one based on a 'state to state' approach prompted strong posturing by mainland forces.

                 In Argentina, Fernando De la Rua won the presidential election. Campaign attacks by other candidates weakened the stock markets by raising concerns about the nation's debt levels and currency peg. De la Rua voiced his support for the fixed currency regime and has promised austerity measures. This has seemed to allay these concerns to some extent. In Brazil, the government's fiscal adjustment appeared to be effective. The fiscal surplus for the first 10 months of the year surpassed the IMF's target for the year. Changes to the nation's tax code were accepted although pension reforms required constitutional amendments. Constitutional change was also the objective in Venezuela where President Hugo Chavez continued to drive the Constitutional Assembly to approve and pass his draft constitution by year's end.

                 In Eastern Europe, EU membership continued to be the most important topic. Slovakia received good news when Austria said it would not block Slovakia's EU membership as planned despite Slovakia's refusal to hasten the shutdown of its oldest nuclear power plants. The continued striving towards EU goals could result in positive developments and lead to increased investor confidence and market recovery. In Poland, Finance Minister Balcerowicz announced he would not leave the government in protest to slow reform, allaying fears of a new government and in turn boosting market sentiment. Meanwhile, the Czech government remained in a potential period of uncertainty as frictions mounted between ruling coalition members causing investors to adopt a more cautious stance as the market bore pressure from the uncertainty.

ECONOMIC DEVELOPMENTS

                 The recovery in Asia continued to strengthen throughout the year as trade continued to rise and domestic consumption began showing signs of improvement. Both export and import levels increased, with trade balances falling off from the huge surpluses seen in 1998 as import growth outpaced export growth, in a sign of renewed economic strength in the region.

                 In Latin America, the rise in commodity prices helped brighten the outlook for many countries and strong advances in some Latin American equity markets reflected this optimism. According to many analysts, a region-wide recovery in 2000 is expected for all but a few Latin American economies.

                 Convergence with EU admission standards proved beneficial for the economies of Eastern and Southern Europe. However, natural disasters in Turkey and Greece coupled with stalled privatization attempts in other Eastern European countries kept growth low. The long-term outlook for emerging Europe seems bright as EU membership continues to drive reform. Russia's continued military campaign against the Chechens brought a great deal of concern in the West. The election of a centralist Duma in December augured well for relations with Europe, the U.S. and the IMF. The Chechnya conflict is still of great concern and may hover over foreign relations. However, it is fueling the popularity of Prime Minister Putin.

                 In South Africa, the strengthening of gold prices throughout the year in addition to greater demand for diamonds and other natural resources helped spur on the nation's economy. The continued streamlining of large corporations and increased international demand for the goods and services provided by other South African companies also helped increase economic activity in South Africa.


                      INDUSTRY DIVERSIFICATION ON 12/31/99
               (Equity Assets as a Percentage of Total Net Assets)

Services                                                                   25.1%
Materials                                                                  17.2%
Finance                                                                    17.0%
Energy                                                                     12.7%
Multi-Industry                                                             10.8%
Consumer Goods                                                              9.6%
Capital Equipment                                                           6.5%



                        10 LARGEST POSITIONS ON 12/31/99
                          (Percent of Total Net Assets)


Telefonos de Mexico SA
(Telmex), ADR                                                               3.1%

Cemex SA                                                                    3.1%

Samsung Electronics Co. Ltd.                                                2.9%

Anglo American PLC                                                          2.7%

Centrais Eletricas
Brasileiras SA (Electrobras)                                                2.5%

Korea Electric Power Corp.                                                  2.4%

Akbank                                                                      2.1%

PT Telekomunikasi
Indonesia (Persero)                                                         2.0%

Tele Norte Leste
Participacoes SA                                                            2.0%

Cia Vale Do Rio Doce                                                        2.0%

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
[letter continued]



THE MARKETS

                 Despite an early case of Y2K jitters, most emerging markets turned positive for the quarter as fears were eased by the announcement of compliance tests and positive economic developments.

                 Morgan Stanley Capital International (MSCI) announced that Malaysia would return to its indices at the end of May 2000. In expectation of a positive reaction to its re-inclusion into the MSCI body of indices and in light of its improving economic outlook, we added securities from Malaysia to the Fund's portfolio at the end of the year. However, we are generally cautious because of the Malaysian government's treatment of foreign portfolio investors.

                 In Latin America, election concerns and the state of the reform process in individual countries were among the greatest detractors from market performance. However, with the completion of elections in Argentina and Chile, as well as the successful completion of primaries in Mexico, these fears subsided towards the end of the year. On the positive side, slight improvements in the economic conditions of countries such as Brazil and Mexico and the continued strength of the U.S. economy despite interest rate increases and Y2K concerns, helped feed the advances in the Brazilian and Mexican markets.

                 In Europe, Turkey's acceptance by the EU as a candidate for membership resulted in a euphoric market reaction with the International Finance Corporation (IFC) Turkey Index advancing over 100% for the quarter in U.S. dollar terms. The continued drive to meet EU membership criteria also helped other markets in the Eastern European region. Strong oil prices and an upswing in the price of gold proved beneficial for Russian investors, as well as for investors in South Africa.

OUTLOOK
                 Over the last 12 months, varying stock performances resulted in some changes in the composition of the Fund's portfolio. The Fund's top ten holdings were changed substantially as six companies were replaced. Anglo American Corporation of South Africa (South Africa), Telekomunikasi Indonesia (Indonesia), Tele Norte (Brazil), Samsung Electronics (Korea), Akbank (Turkey), and Vale Do Rio Doce (Brazil) replaced TELEBRAS (Brazil), New World Development (Hong Kong), Thai Farmers Bank (Thailand), Overseas Chinese Banking Corp. (Singapore), Cheung Kong (Hong Kong), and United Overseas Bank (Singapore) among the Fund's top ten holdings.

                 We remain optimistic about the future of emerging markets. 1999 was a year of consolidation and renewal for the Emerging Markets after the difficult and turbulent years of 1997 and 1998. In retrospect, however, it is interesting to note how much sooner, quicker, and more vigorous the general Emerging Markets recovery has been compared to what many commentators were saying during the worst part of the crisis. The silver lining, which showed through particularly clearly during the year 1999, has been the generalized commitment to reform and open market liberalization by many emerging market countries. The economic recovery in Asia continues and reforms to the corporate and political structures of these countries continue to progress. In Latin America, the recovery is just beginning, and with steady demand from Asia, this recovery should be well supported. In Eastern Europe, we continue to see EU convergence as a positive development and continue to find value in many of these countries. In South Africa, the positive effects of corporate streamlining and unbundling of large corporations are just beginning to be felt, leading us to believe that many South African companies will become international leaders in the years to come.

                 This discussion reflects our views, opinions, and portfolio holdings as of December, 31 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy. It should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
[letter continued]


--------------------------------------------------------------------------------
                         TOTAL RETURN INDEX COMPARISON
                    $5,000,000 Investment: 05/03/93-12/31/99

                               TIFI Emerging         MSCI Emerging Markets           MSCI World                IFC Investable
                             Markets Series(1)         Free Index(4),(5)            Index(4),(5)              Composite Index(4)
5/3/1993                      $ 5,000,000.00            $ 5,000,000.00             $ 5,000,000.00              $ 5,000,000.00
5/31/1993                     $ 5,010,000.00            $ 5,139,310.00             $ 5,116,065.00              $ 5,105,123.31
6/30/1993                     $ 5,030,000.00            $ 5,291,704.16             $ 5,073,963.93              $ 5,249,919.56
7/31/1993                     $ 5,040,000.00            $ 5,431,478.13             $ 5,179,304.90              $ 5,413,646.12
8/31/1993                     $ 5,415,000.00            $ 5,890,102.79             $ 5,417,574.01              $ 5,853,472.09
9/30/1993                     $ 5,590,000.00            $ 6,105,534.42             $ 5,318,336.95              $ 6,088,690.23
10/31/1993                    $ 5,840,000.00            $ 6,653,340.04             $ 5,465,760.19              $ 6,613,702.43
11/30/1993                    $ 6,040,000.00            $ 6,947,765.76             $ 5,157,434.48              $ 7,032,987.30
12/31/1993                    $ 6,646,548.00            $ 8,096,203.13             $ 5,410,684.06              $ 8,234,453.46
1/31/1994                     $ 6,726,991.00            $ 8,243,504.08             $ 5,768,447.15              $ 8,290,438.61
2/28/1994                     $ 6,596,272.00            $ 8,096,855.52             $ 5,694,726.11              $ 8,076,365.64
3/31/1994                     $ 6,256,978.00            $ 7,364,177.72             $ 5,450,171.73              $ 7,260,150.11
4/30/1994                     $ 5,912,185.00            $ 7,216,876.78             $ 5,619,611.52              $ 7,121,999.33
5/31/1994                     $ 5,917,255.00            $ 7,463,871.36             $ 5,635,038.31              $ 7,290,156.36
6/30/1994                     $ 5,775,282.00            $ 7,258,136.54             $ 5,620,381.13              $ 7,030,369.16
7/31/1994                     $ 5,993,312.00            $ 7,709,434.83             $ 5,728,228.31              $ 7,536,047.95
8/31/1994                     $ 6,485,149.00            $ 8,666,276.41             $ 5,901,728.62              $ 8,504,510.92
9/30/1994                     $ 6,556,136.00            $ 8,764,764.91             $ 5,747,688.84              $ 8,715,965.71
10/31/1994                    $ 6,373,599.00            $ 8,606,663.37             $ 5,912,232.70              $ 8,427,984.62
11/30/1994                    $ 6,130,216.00            $ 8,159,165.85             $ 5,656,858.88              $ 8,111,809.11
12/31/1994                    $ 5,889,310.00            $ 7,503,850.94             $ 5,712,697.17              $ 7,245,851.27
1/31/1995                     $ 5,458,513.00            $ 6,705,501.36             $ 5,627,990.90              $ 6,278,596.57
2/28/1995                     $ 5,342,933.00            $ 6,533,524.36             $ 5,711,134.44              $ 6,198,646.49
3/31/1995                     $ 5,516,645.00            $ 6,575,035.31             $ 5,987,570.49              $ 6,180,521.90
4/30/1995                     $ 5,706,148.00            $ 6,870,000.86             $ 6,197,425.49              $ 6,440,309.13
5/31/1995                     $ 5,895,651.00            $ 7,235,480.30             $ 6,251,624.45              $ 6,683,583.17
6/30/1995                     $ 5,937,763.00            $ 7,256,882.42             $ 6,250,912.14              $ 6,722,248.84
7/31/1995                     $ 6,211,489.00            $ 7,419,776.27             $ 6,564,900.10              $ 6,935,717.61
8/31/1995                     $ 6,043,042.00            $ 7,245,002.26             $ 6,419,824.74              $ 6,749,235.02
9/30/1995                     $ 5,995,666.00            $ 7,210,616.68             $ 6,608,063.50              $ 6,697,881.31
10/31/1995                    $ 5,779,843.00            $ 6,934,593.91             $ 6,505,250.82              $ 6,445,343.65
11/30/1995                    $ 5,742,996.00            $ 6,810,927.77             $ 6,732,361.30              $ 6,413,122.48
12/31/1995                    $ 5,817,153.00            $ 7,113,005.63             $ 6,930,449.66              $ 6,636,257.38
1/31/1996                     $ 6,374,518.00            $ 7,618,610.88             $ 7,057,057.26              $ 7,201,546.74
2/29/1996                     $ 6,271,467.00            $ 7,497,478.31             $ 7,101,332.82              $ 7,034,597.97
3/31/1996                     $ 6,347,420.00            $ 7,555,874.67             $ 7,220,804.29              $ 7,135,693.30
4/30/1996                     $ 6,515,599.00            $ 7,857,977.81             $ 7,391,902.69              $ 7,424,077.56
5/31/1996                     $ 6,624,102.00            $ 7,822,890.06             $ 7,399,620.13              $ 7,358,828.82
6/30/1996                     $ 6,634,952.00            $ 7,871,740.01             $ 7,438,364.99              $ 7,445,223.39
7/31/1996                     $ 6,331,144.00            $ 7,333,756.80             $ 7,176,840.34              $ 6,956,661.88
8/31/1996                     $ 6,461,348.00            $ 7,521,476.84             $ 7,260,703.65              $ 7,171,741.48
9/30/1996                     $ 6,580,701.00            $ 7,586,634.12             $ 7,546,327.76              $ 7,277,670.47
10/31/1996                    $ 6,564,425.00            $ 7,384,299.65             $ 7,600,372.14              $ 7,121,193.50
11/30/1996                    $ 6,776,006.00            $ 7,508,028.54             $ 8,027,637.94              $ 7,226,518.37
12/31/1996                    $ 6,914,453.00            $ 7,541,987.66             $ 7,900,438.25              $ 7,258,136.05
1/31/1997                     $ 7,425,401.00            $ 8,056,424.16             $ 7,997,006.96              $ 7,771,266.59
2/28/1997                     $ 7,708,421.00            $ 8,401,443.27             $ 8,090,350.59              $ 8,150,877.83
3/31/1997                     $ 7,552,470.00            $ 8,180,755.68             $ 7,931,715.65              $ 7,950,096.44
4/30/1997                     $ 7,624,876.00            $ 8,195,206.98             $ 8,192,366.90              $ 7,815,571.02
5/31/1997                     $ 7,986,904.00            $ 8,429,757.09             $ 8,699,489.06              $ 8,081,198.59
6/30/1997                     $ 8,276,527.00            $ 8,880,892.30             $ 9,134,787.91              $ 8,430,199.45
7/31/1997                     $ 8,655,265.00            $ 9,013,465.56             $ 9,556,887.54              $ 8,511,559.39
8/31/1997                     $ 7,886,650.00            $ 7,866,508.22             $ 8,918,966.64              $ 7,425,084.78
9/30/1997                     $ 8,254,248.00            $ 8,084,473.91             $ 9,404,933.95              $ 7,666,143.28
10/31/1997                    $ 6,717,020.00            $ 6,757,913.37             $ 8,911,376.54              $ 6,405,670.78
11/30/1997                    $ 6,221,320.00            $ 6,511,332.98             $ 9,070,485.16              $ 6,101,981.64
12/31/1997                    $ 6,131,707.00            $ 6,668,243.09             $ 9,182,450.14              $ 6,188,577.18
1/31/1998                     $ 5,635,021.00            $ 6,145,250.98             $ 9,439,799.23              $ 5,781,174.60
2/28/1998                     $ 6,190,836.00            $ 6,786,665.88             $10,079,868.32              $ 6,371,233.94
3/31/1998                     $ 6,433,870.00            $ 7,081,179.69             $10,507,041.55              $ 6,620,951.91
4/30/1998                     $ 6,445,741.00            $ 7,004,041.99             $10,611,282.12              $ 6,637,667.23
5/31/1998                     $ 5,537,639.00            $ 6,044,202.83             $10,479,855.66              $ 5,809,972.58
6/30/1998                     $ 5,003,462.00            $ 5,410,189.31             $10,730,091.13              $ 5,216,287.79
7/31/1998                     $ 5,039,073.00            $ 5,581,726.83             $10,714,429.81              $ 5,423,916.22
8/31/1998                     $ 3,869,819.00            $ 3,967,827.64             $ 9,287,175.73              $ 3,899,428.18
9/30/1998                     $ 4,065,684.00            $ 4,219,526.15             $ 9,453,036.14              $ 4,084,501.56
10/31/1998                    $ 4,677,020.00            $ 4,663,849.97             $10,309,238.48              $ 4,557,354.71
11/30/1998                    $ 5,181,521.00            $ 5,051,734.91             $10,923,938.14              $ 4,900,314.23
12/31/1998                    $ 5,026,098.00            $ 4,978,523.20             $11,459,263.00              $ 4,826,607.04
1/31/1999                     $ 4,784,168.00            $ 4,898,199.11             $11,711,773.46              $ 4,709,602.07
2/28/1999                     $ 4,784,168.00            $ 4,945,844.28             $11,401,846.44              $ 4,793,378.54
3/31/1999                     $ 5,452,924.00            $ 5,597,658.61             $11,878,253.10              $ 5,352,626.31
4/30/1999                     $ 6,518,091.00            $ 6,290,206.31             $12,348,166.40              $ 6,082,447.27
5/31/1999                     $ 6,342,580.00            $ 6,253,612.90             $11,898,611.14              $ 5,973,699.20
6/30/1999                     $ 6,959,892.00            $ 6,963,346.58             $12,455,251.48              $ 6,624,577.39
7/31/1999                     $ 6,651,236.00            $ 6,774,184.00             $12,419,609.04              $ 6,529,925.96
8/31/1999                     $ 6,415,205.00            $ 6,835,816.88             $12,399,297.14              $ 6,600,410.89
9/30/1999                     $ 6,130,757.00            $ 6,604,478.00             $12,280,738.16              $ 6,416,747.39
10/31/1999                    $ 6,306,268.00            $ 6,745,105.30             $12,920,781.00              $ 6,525,898.00
11/30/1999                    $ 6,838,851.00            $ 7,349,901.91             $13,285,956.65              $ 7,112,333.19
12/31/1999                    $ 7,870,045.00            $ 8,284,663.73             $14,363,022.72              $ 8,042,331.44



Periods ended December 31, 1999

                                                                        SINCE
                                                                      INCEPTION
                                  ONE-YEAR         FIVE-YEAR          (05/03/93)
    Average Annual
    Total Return(1),(2)             56.58%              5.97%              7.05%

    Cumulative Total
    Return(1),(3)                   56.58%             33.63%             57.40%



(1)The Fund's manager and administrator have agreed in advance to waive their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.60% of average net assets. If these fee waivers are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any waivers for the period ended December 31, 1999. After April 30, 2000, the manager and administrator may end this arrangement at any time. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2)Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3)Cumulative total return represents the change in value of an investment over the indicated periods.

(4)Source: Morgan Stanley Capital International. The MSCI World Index tracks the performance of approximately 1,364 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. The IFC Investable Composite Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. Indices are unmanaged, do not contain cash and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5)We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index as a benchmark for the Fund because we believe its composition provides a more appropriate comparison to the Fund's current and past portfolio. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The MSCI World Index, which may be excluded from next year's report, tracks the performance of approximately 1,364 securities in 22 countries, but excludes emerging markets.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

funds. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Mexican Bolsa Index has increased 4,121.31% in the last 15 years, but has suffered 8 declines of more than 15% during that time.1 These special risks and other considerations are discussed in the Fund's prospectus.

        Thank you for your continued support.

Best regards,

/s/ Donald F. Reed

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.





/s/ J. Mark Mobius

J. Mark Mobius, Ph. D.
Managing Director
Templeton Asset Management Ltd.






(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

For the most current portfolio information, please call 1-800-362-6243.

The following are Dr. Mobius's thoughts regarding a recent visit to Chile with the emerging markets research team.


Country
FOCUS

SANTIAGO, Chile -- Santiago at this time of the year is pleasantly warm, but with a dull gray cloud of pollution hanging over the city. We arrived at a politically interesting point in the life of Chileans. The Presidential election was a tie with both leading candidates, Ricardo Lagos and Joaquin Lavin obtaining 47% of the vote each, with a tiny difference of 30,000 votes out of 8 million cast. Lagos, the left of center candidate who was in exile during General Pinochet's 17-year rule and who was against an extended term for the military junta in the 1988 referendum, was over-confident as the candidate of the ruling Concertacion coalition. But the right of center candidate, Lavin, came up from behind with a combination of aggressive campaigning and strong support from the business community. It was unusual for a right of center candidate to go into the countryside, sleep in common people's homes, and win their confidence and hearts. Policy differences between the candidates are relatively small, but the hot spot is labor reform related to a new law. This law, among other things, would end employers' rights to replace striking workers after 15 days. Political extremism of the Allende and Pinochet era is gone and in the new democratic framework, anyone who wants to be elected must be truly in the center and must be popular with the majority of voters. Thankfully, one of the issues on which both candidates agree is the ending of rules forcing foreign portfolio investors to leave their money in the country for a minimum of one year. Any change would be welcome, but perhaps too late since most foreign investors now access shares of Chilean companies through American Depository Receipts (ADRs) traded in New York.

                 The economic outlook is improving. After high rates of growth in previous years, the country plunged into a recession with growth in 1998 at 3% and an actual slight decline of less than 1% estimated for 1999 GDP. Copper is the key to Chile's economy and the decline in copper prices in recent years resulted in a rise in unemployment. Copper prices have been improving and the outlook is good with a 5% GDP growth spurt forecast for 2000. Inflation is also in check with a 3% inflation rate -- a far cry from 1990 when inflation raged at around 27%.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
[country focus continued]



                 We made visits to all the major companies in Chile. The recurring theme was an emphasis on cost cutting, reorganization, and efficiency. Also, there was a new emphasis on profitability being demanded by strategic shareholders, particularly from Spain, who had purchased state-owned electric and other utility companies at high prices and now demanded a return for their investments.

                 At the Endesa controlled Enersis company, the holding company for electric power and distribution companies in Chile, Brazil, Argentina, Colombia, and Peru, the picture was brighter than our previous



                             [MAP GRAPHIC OF CHILE]
visits. With the severe drought over in Chile, the hydroelectric plants on which the company depended for the largest part of their income had steadily rising reservoirs of water to drive the turbines, and the penalties they had to pay for not supplying promised electricity were things of the past. They outlined an important new plan, dubbed the "Genesis Plan," which called for restructuring in order to achieve dramatic cost cutting. The plan included savings in both distribution and generation of electricity by a reduction in personnel by 30%, as well as the introduction of information technology improvements. We then met executives of Enersis' generation subsidiary, Endesa Chile, who had been impacted by a downturn in electricity demand stemming from the economic situation as well as the 1998 drought, which impacted their hydroelectric plants. They reviewed plans to integrate the power grids of their subsidiary in Argentina, Central Costanera, and power plants in Brazil so that energy deficient Brazil could obtain power from energy rich Argentina.

                 We met our old friends the Luksic family, a prominent Chilean business family with roots in Croatia. Guillermo Luksic, who heads the family's holding company Quinenco S.A., told us of his plans for the future. One of my first emerging market investments was made in a Luksic-controlled company, Antofagasta, which was listed in London, but had a railroad running from Bolivia to the north of Chile, as well as extensive copper mining holdings. Guillermo and his staff told us of plans to streamline the companies within the Luksic group, which included Madeco, one of the largest copper processing companies in the world; CCU, a beer company with its own beer brand and the Budweiser franchise in Argentina; Banco Edwards, a recent bank acquisition; VTR, a holding company for Telefonica del Sur, a telephone company in southern Chile; Lucchetti, a pasta manufacturer; Hoteles Carreras, a hotel group expanding into hotel management; and Habitaria, a residential real estate developer recently created. The basic thrust of their strategy to streamline the companies was to simplify the decision-making process, emphasize value for shareholders, return on capital employed, and quality of human resources. The consulting firm, McKinsey and Co., had advised them on the new strategy.

                 Although Quinenco is a listed company, almost all of the subsidiaries are also listed, except Habitaria, the new property company. The group is probably one of the most transparent and investor-friendly in Chile. The large parts of the group are CCU and Madeco. Madeco is the leading

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
[country focus continued]



manufacturer of non-ferrous products in Chile, Argentina, Peru, and Brazil. The zero tariff agreement between Chile and Mexico means that cheaper Mexican products are finding their way to Chile. So cost cuts and increased efficiencies were needed. Before the restructuring, each of the ten plants in various countries was operated independently. The new structure called for a refocus on product categories rather than countries in order to produce synergies and coordination between plants. This would enable the most efficient producers to survive. So wire and cable producers in Chile, Argentina, Peru, and Brazil were put under one group, brass mills in Chile and Argentina another group, flexible packaging companies in Chile and Argentina another, and aluminum profile subsidiaries in Chile and Peru a fourth group. A number of staff functions such as accounting and administration are being combined producing substantial savings. Inefficient plants are being shut down and product lines are being allocated to the most efficient and low cost plants in the region. We were happy to hear that they had introduced new performance measurements for all units, the most important being Return on Capital Employed (ROCE).





- This letter reflects our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                                    YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                                  1999+          1998          1997          1996         1995
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................         $8.31        $10.37        $12.45        $10.75      $11.21
                                                                ----------------------------------------------------------------
Income from investment operations:
 Net investment income......................................           .10           .18           .18           .15         .19
 Net realized and unrealized gains (losses).................          4.59         (2.05)        (1.60)         1.86        (.34)
                                                                ----------------------------------------------------------------
Total from investment operations............................          4.69         (1.87)        (1.42)         2.01        (.15)
                                                                ----------------------------------------------------------------
Less distributions from:
 Net investment income......................................          (.10)         (.19)         (.18)         (.15)       (.17)
 Net realized gains.........................................            --            --          (.48)         (.16)       (.14)
                                                                ----------------------------------------------------------------
Total distributions.........................................          (.10)         (.19)         (.66)         (.31)       (.31)
                                                                ----------------------------------------------------------------
Net asset value, end of year................................        $12.90         $8.31        $10.37        $12.45      $10.75
                                                                ================================================================
Total Return................................................        56.58%      (18.03)%      (11.32)%        18.86%     (1.23)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $2,608,708    $1,733,607    $1,923,881    $1,565,537    $798,515
Ratios to average net assets:
 Expenses...................................................         1.43%         1.51%         1.57%         1.56%       1.52%
 Net investment income......................................         1.02%         2.03%         1.42%         1.56%       2.00%
Portfolio turnover rate.....................................        49.35%        38.11%        24.72%         7.92%      13.47%

+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 98.9%
ARGENTINA 5.3%
Banco de Galicia y Buenos Aires SA de CV, B..........                Banking                         678,343       $    3,371,839
Banco Frances SA.....................................                Banking                         581,690            4,595,994
*Buenos Aires Embotelladora SA, B....................          Beverages & Tobacco                     6,066               27,301
*Molinos Rio de la Plata SA, B.......................       Food & Household Products              4,972,631           12,234,385
Perez Companc SA, B..................................            Energy Sources                    4,889,760           25,039,077
Quilmes Industrial SA, ADR, pfd. ....................          Beverages & Tobacco                 1,367,000           16,318,563
Telecom Argentina Stet-France SA, ADR................          Telecommunications                  1,121,025           38,395,106
Telefonica de Argentina SA, ADR......................          Telecommunications                  1,054,390           32,554,291
Transportadora de Gas del Sur SA, ADR................      Utilities Electrical & Gas                465,900            4,280,456
                                                                                                                   --------------
                                                                                                                      136,817,012
                                                                                                                   --------------
AUSTRIA 1.6%
Austria Tabak AG.....................................          Beverages & Tobacco                   160,952            7,777,807
Bank Austria AG......................................                Banking                         359,680           20,277,942
OMV AG...............................................            Energy Sources                      149,000           14,475,486
                                                                                                                   --------------
                                                                                                                       42,531,235
                                                                                                                   --------------
BRAZIL 15.0%
Aracruz Celulose SA, ADR.............................        Forest Products & Paper                 748,900           19,658,625
Banco Bradesco SA, pfd. .............................                Banking                     692,152,006            5,429,169
*Banco Bradesco SA, pfd., rts. ......................                Banking                      44,944,262              178,384
Banco do Brasil SA...................................                Banking                     686,529,792            3,192,278
Brasmotor SA, pfd. ..................................            Multi-Industry                   26,347,000            3,694,268
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. ..............................................      Utilities Electrical & Gas          2,711,422,060           64,689,892
Cia Cervejaria Brahma, pfd. .........................          Beverages & Tobacco                 8,786,000            6,419,884
Cia Energetica de Minas Gerais Cemig, Br., pfd. .....      Utilities Electrical & Gas            617,245,000           13,838,042
Cia Vale do Rio Doce, A, pfd. .......................            Metals & Mining                   1,856,981           51,397,205
Copene-Petroquimica do Nordeste SA, A, pfd. .........               Chemicals                     16,686,700            5,523,746
Duratex SA, pfd. ....................................        Forest Products & Paper             188,563,900            5,897,515
Embratel Participacoes SA, pfd. .....................          Telecommunications                524,961,968           13,512,722
Investimentos Itau SA, pfd. .........................            Multi-Industry                   30,545,704           31,619,411
Investimentos Itau SA, pfd., new.....................            Multi-Industry                    1,405,804            1,400,746
*Mannesmann SA.......................................        Machinery & Engineering               6,870,720              475,417
Petroleo Brasileiro SA, pfd. ........................            Energy Sources                   27,084,000            6,896,562
Tele Centro Sul Participacoes SA, pfd. ..............          Telecommunications              1,854,189,968           33,860,906
Tele Norte Leste Participacoes SA, pfd. .............          Telecommunications              1,952,037,968           52,407,330
Tele Sudeste Celular Participacoes SA, pfd. .........          Telecommunications              3,240,532,968           23,947,476
Telecomunicacoes de Sao Paulo SA, ADR, pfd...........          Telecommunications                  1,350,700           33,007,731
Telesp Celular Participacoes SA, pfd. ...............          Telecommunications                226,170,968            4,006,350
Unibanco Uniao de Bamncos Brasileiros SA, GDR........                Banking                         334,845           10,087,206
                                                                                                                   --------------
                                                                                                                      391,140,865
                                                                                                                   --------------
CHILE 2.2%
Compania de Telecomunicaciones de Chile SA, ADR......          Telecommunications                  1,514,710           27,643,458
Empresa Nacional de Electricidad SA, ADR.............       Electrical & Electronics               1,072,245           15,212,476
Enersis SA, ADR......................................      Utilities Electrical & Gas                600,148           14,103,478
                                                                                                                   --------------
                                                                                                                       56,959,412
                                                                                                                   --------------
CHINA .8%
*China Telecom HK Ltd................................          Telecommunications                  2,620,000           16,380,266
Guangshen Railway Co. Ltd., H........................            Transportation                   22,458,000            2,513,470
Shandong Huaneng Power Development Co. Ltd., ADR.....      Utilities Electrical & Gas                356,900            1,539,131
                                                                                                                   --------------
                                                                                                                       20,432,867
                                                                                                                   --------------
COLOMBIA .9%
Bavaria SA...........................................          Beverages & Tobacco                   274,638            1,201,084
Cementos Argos SA....................................    Building Materials & Components           2,605,880            6,671,053
Cia Colombiana de Tabacos SA.........................          Beverages & Tobacco                 1,972,824            2,617,806

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
COLOMBIA (CONT.)
Compania Nacional de Chocolates SA...................       Food & Household Products              2,303,605       $    8,722,984
Compania Suramericana de Inversiones SA..............               Insurance                      3,185,645            3,567,922
                                                                                                                   --------------
                                                                                                                       22,780,849
                                                                                                                   --------------
CZECH REPUBLIC 1.4%
*CEZ AS..............................................      Utilities Electrical & Gas              8,161,480           20,172,908
*Cesky Telecom AS....................................          Telecommunications                    702,523           11,340,827
Tabak AS.............................................          Beverages & Tobacco                    18,951            3,822,486
                                                                                                                   --------------
                                                                                                                       35,336,221
                                                                                                                   --------------
EGYPT .3%
Commercial International Bank Ltd. ..................                Banking                         545,442            7,967,766
Suez Cement Co. .....................................    Building Materials & Components              20,200              336,593
                                                                                                                   --------------
                                                                                                                        8,304,359
                                                                                                                   --------------
HONG KONG 4.8%
Cable & Wireless HKT Ltd. ...........................          Telecommunications                    187,200              540,637
CDL Hotel International Ltd. ........................           Leisure & Tourism                  1,018,076              405,999
Cheung Kong Holdings Ltd. ...........................            Multi-Industry                    3,778,000           47,993,504
Cheung Kong Infrastructure Holdings Ltd. ............            Multi-Industry                    1,669,000            3,220,557
Dairy Farm International Holdings Ltd. ..............             Merchandising                    8,443,119            7,598,807
Hang Lung Development Co. Ltd. ......................              Real Estate                     5,532,000            6,262,507
Hong Kong Land Holdings Ltd. ........................              Real Estate                     3,044,000            4,505,120
HSBC Holdings PLC....................................                Banking                       1,206,396           16,916,082
Hutchison Whampoa Ltd. ..............................            Multi-Industry                    1,302,000           18,926,610
Jardine Matheson Holdings Ltd. ......................            Multi-Industry                    1,708,250            6,730,505
New World Development Co. Ltd. ......................              Real Estate                     5,589,047           12,582,276
Shangri-La Asia Ltd. ................................           Leisure & Tourism                    526,796              603,137
                                                                                                                   --------------
                                                                                                                      126,285,741
                                                                                                                   --------------
HUNGARY 2.7%
Borsodchem RT........................................               Chemicals                        261,022           10,682,395
Egis RT..............................................            Multi-Industry                       62,663            2,477,778
*Fotex First Hungarian American Photo Service Co. ...            Multi-Industry                    1,892,831              688,574
Fotex First Hung-Amer Photo Co., cvt., 12.00%,
  5/11/00............................................            Multi-Industry                       16,000               16,000
Gedeon Richter Ltd. .................................        Health & Personal Care                  240,847           15,827,905
Mol Magyar Olay-Es Gazipari RT.......................            Energy Sources                      809,460           16,803,737
OTP Bank.............................................                Banking                         100,030            5,851,893
Tiszai Vegyi Kombinat RT.............................               Chemicals                        921,805           17,568,605
                                                                                                                   --------------
                                                                                                                       69,916,887
                                                                                                                   --------------
INDIA .6%
Grasim Industries Ltd. ..............................            Multi-Industry                       83,829              786,258
Hindalco Industries Inc. ............................            Metals & Mining                      11,629              215,203
ICICI Ltd. ..........................................          Financial Services                      1,300                2,749
*ICICI Ltd., ADR.....................................          Financial Services                     32,600              452,325
*Mahanagar Telephone Nigam Ltd. .....................          Telecommunications                    919,000            4,077,402
*NIIT Ltd. ..........................................    Data Processing & Reproduction               10,780              821,647
Reliance Industries Ltd. ............................               Chemicals                      1,804,900            9,696,670
                                                                                                                   --------------
                                                                                                                       16,052,254
                                                                                                                   --------------
INDONESIA 5.9%
*Asia Pulp & Paper Co. Ltd., ADR.....................        Forest Products & Paper               1,071,880            8,441,055
*Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00......        Forest Products & Paper                 106,040               99,413
*PT Barito Pacific Timber TBK........................        Forest Products & Paper              28,660,500            2,563,551
PT Gudang Garamm.....................................          Beverages & Tobacco                 4,882,500           13,136,458
*PT Indah Kiat Pulp & Paper Corp. ...................        Forest Products & Paper              52,042,500           20,481,843
*PT Indocement Tunggal Prakarsa......................    Building Materials & Components           8,642,500            3,834,240
*PT Indofoods Sukses Makmurr.........................       Food & Household Products             13,197,870           16,526,850

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
PT Indosat...........................................          Telecommunications                  7,579,000       $   16,920,558
*PT Semen Cibinong...................................    Building Materials & Components           1,002,000               71,699
PT Semen Gresik (Persero)............................    Building Materials & Components           5,927,462            9,394,868
*PT Sinar Mas Agro Resources & Technology Corp. .....       Food & Household Products              3,830,600            2,165,420
PT Tambang Timah.....................................            Metals & Mining                   7,262,000            5,066,512
PT Telekomunikasi Indonesia (Persero), B.............          Telecommunications                 92,481,400           52,610,170
*PT Tjiwi Kimia......................................        Forest Products & Paper               6,720,014            2,187,912
                                                                                                                   --------------
                                                                                                                      153,500,549
                                                                                                                   --------------
ISRAEL .5%
Bank Hapoalim BM.....................................          Financial Services                    122,000              379,965
Discount Investment Corp. ...........................          Financial Services                      5,400              274,237
*Formula Systems Ltd. ...............................    Data Processing & Reproduction               91,594            3,862,344
Koor Industries Ltd. ................................            Multi-Industry                       31,827            3,179,023
Teva Pharmaceutical Industries Ltd., ADR.............        Health & Personal Care                   61,360            4,398,745
                                                                                                                   --------------
                                                                                                                       12,094,314
                                                                                                                   --------------
MALAYSIA .1%
Resorts World Bhd. ..................................           Leisure & Tourism                    607,000            1,741,132
                                                                                                                   --------------
MEXICO 10.2%
Cemex SA.............................................    Building Materials & Components          14,308,647           80,037,814
*Cifra SA de CV, V...................................             Merchandising                    5,809,001           11,648,656
Coca Cola Femsa SA de CV, L, ADR.....................          Beverages & Tobacco                    66,550            1,168,784
*DESC SA de CV DESC, B...............................            Multi-Industry                    2,343,020            1,928,819
Fomento Economico Mexicano SA de CV Femsa............          Beverages & Tobacco                   211,600            9,416,200
*Grupo Carso SA de CV................................            Multi-Industry                      807,000            4,020,095
*Grupo Financiero Banamex Accival SA de CV...........                Banking                      11,771,359           47,209,672
*Grupo Financiero Bancomer SA de CV..................                Banking                      32,465,875           13,568,851
*Grupo Televisa SA de CV, CPO........................       Broadcasting & Publishing                126,800            4,282,427
Kimberly Clark de Mexico SA de CV, A.................        Forest Products & Paper                 832,610            3,251,353
Panamerican Beverages Inc., A........................       Food & Household Products                 80,400            1,653,225
Telefonos de Mexico SA (Telmex), ADR.................          Telecommunications                    718,600           80,842,500
Tubos de Acero de Mexico SA..........................        Machinery & Engineering                     600                7,909
Vitro SA de CV, A....................................       Food & Household Products              3,559,942            6,725,379
                                                                                                                   --------------
                                                                                                                      265,761,684
                                                                                                                   --------------
NEW ZEALAND .1%
*Brierley Investments Ltd. ..........................            Multi-Industry                   17,719,000            3,703,262
                                                                                                                   --------------
PAKISTAN .1%
Pakistan Telecommunications Corp., A.................          Telecommunications                  8,147,100            3,411,986
                                                                                                                   --------------
PERU .5%
Telefonica del Peru SA, ADR                                    Telecommunications                    870,430           11,642,001
                                                                                                                   --------------
PHILIPPINES 1.7%
*A Soriano Corp. ....................................            Multi-Industry                    4,207,500               62,643
*Belle Corp. ........................................              Real Estate                    19,652,000              926,521
Philippine Long Distance Telephone Co., ADR..........          Telecommunications                  1,030,140           26,654,873
*Philippine National Bank............................                Banking                          54,550              128,592
RFM Corp. ...........................................       Food & Household Products             22,911,293            2,387,777
San Miguel Corp., B..................................       Food & Household Products             10,035,640           14,194,330
                                                                                                                   --------------
                                                                                                                       44,354,736
                                                                                                                   --------------
POLAND 1.2%
Bank Rozwoju Eksportu SA.............................                Banking                          74,761            2,368,486
Bank Slaski SA W Katowicach..........................                Banking                          83,163            5,651,464
Impexmetal SA........................................            Metals & Mining                     129,000              630,181
Prokom Software SA...................................    Data Processing & Reproduction              137,074            4,243,161

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
POLAND (CONT.)
*Rolimpex SA.........................................    Wholesale & International Trade             212,908       $      283,191
Telekomunikacja Polska SA............................          Telecommunications                  2,243,864           14,705,856
Warta SA.............................................               Insurance                        143,383            4,126,379
                                                                                                                   --------------
                                                                                                                       32,008,718
                                                                                                                   --------------
RUSSIA 1.9%
Aeroflot - Russia International Airlines.............            Transportation                    4,668,500              675,765
GAZ Auto Works.......................................              Automobiles                        20,970              733,950
*GUM Trade House.....................................             Merchandising                      540,000              405,000
Irkutskenergo........................................      Utilities Electrical & Gas             14,677,320            1,467,732
Lukoil Holdings, ADR.................................            Energy Sources                      192,360           10,002,720
*Mosenergo, GDR......................................      Utilities Electrical & Gas                362,900              937,117
Novorosissk Sea Shipping.............................            Transportation                    1,010,000              103,525
*Red October.........................................       Food & Household Products                 67,000              319,925
*Rostelecom, ADR.....................................          Telecommunications                  1,019,980           17,212,163
*Rostelecom, pfd. ...................................          Telecommunications                  2,195,200            1,822,016
Tyumen Aviatrans.....................................            Transportation                    1,930,000               19,300
Unified Energy Systems...............................      Utilities Electrical & Gas             63,010,000            7,561,200
Unified Energy Systems, ADR..........................      Utilities Electrical & Gas                163,800            1,845,207
Unified Energy Systems, pfd. ........................      Utilities Electrical & Gas              1,079,000               53,950
*Vimpel Communications, ADR..........................          Telecommunications                    156,755            6,995,192
                                                                                                                   --------------
                                                                                                                       50,154,762
                                                                                                                   --------------
SINGAPORE 7.4%
City Developments Ltd. ..............................              Real Estate                     2,929,000           17,146,653
Creative Technology Ltd. ............................       Electrical & Electronics                  42,800              776,079
Cycle & Carriage Ltd. ...............................              Automobiles                       663,000            2,050,105
DBS Group Holdings Ltd. .............................                Banking                         410,366            6,726,504
First Capital Corp. Ltd. ............................              Real Estate                     2,242,000            2,988,436
Fraser and Neave Ltd. ...............................          Beverages & Tobacco                 5,025,000           18,555,239
*Golden Agri-Resources Ltd. .........................     Misc Materials & Commodities             8,595,000            3,354,398
Jurong Shipyard Ltd. ................................        Machinery & Engineering               1,875,000            9,400,330
Keppel Corp., Ltd. ..................................            Transportation                    8,449,000           22,118,067
MCL Land Ltd. .......................................              Real Estate                     2,288,000            2,115,593
Natsteel Ltd. .......................................            Metals & Mining                   9,230,000           18,399,039
Oversea Chinese Banking Corp. Ltd., fgn. ............                Banking                       2,734,200           25,117,538
Overseas Union Enterprise Ltd. ......................           Leisure & Tourism                  1,200,000            4,034,824
Sembcorp Industries Ltd. ............................            Multi-Industry                    7,603,070           10,362,635
Singapore Telecommunications Ltd. ...................          Telecommunications                  2,904,000            5,998,055
United Industrial Corporation Ltd. ..................            Multi-Industry                   16,453,000            9,285,992
United Overseas Bank Ltd. ...........................                Banking                       3,914,592           34,550,887
United Overseas Land Ltd. ...........................              Real Estate                     1,275,000            1,194,236
                                                                                                                   --------------
                                                                                                                      194,174,610
                                                                                                                   --------------
SLOVAK REPUBLIC .1%
Nafta Gbely AS.......................................      Utilities Electrical & Gas                 80,331              689,986
*Slovnaft AS.........................................               Chemicals                        106,971            1,522,881
*Vychodoslovenske Zeleziarne AS......................            Metals & Mining                      48,977              167,341
                                                                                                                   --------------
                                                                                                                        2,380,208
                                                                                                                   --------------
SOUTH AFRICA 13.8%
AECI Ltd. ...........................................               Chemicals                        265,700              541,760
Anglo American Platinum Corp. Ltd. ..................            Metals & Mining                      29,620              899,909
Anglo American PLC...................................            Metals & Mining                   1,086,428           70,075,047
Barlow Ltd. .........................................            Multi-Industry                    4,268,100           30,719,225
BOE Ltd. ............................................          Financial Services                  7,408,000            7,221,446
CG Smith Ltd. .......................................            Multi-Industry                    9,097,900           36,583,757
Comparex Holdings Ltd. ..............................    Data Processing & Reproduction              393,500            2,755,459
De Beers/Centenary Linked Units......................     Misc Materials & Commodities               559,400           16,268,497

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA (CONT.)
Edgars Consolidated Stores Ltd. .....................          Textiles & Apparel                    298,330       $    3,809,706
Fedsure Holdings Ltd. ...............................               Insurance                        165,800            1,346,872
Firstrand Ltd. ......................................               Insurance                      6,999,000           10,006,694
Iscor Ltd. ..........................................            Metals & Mining                   4,916,865           18,612,990
Johnnies Industrial Corporation Ltd. ................            Multi-Industry                      769,300            8,999,123
Kersaf Investments Ltd. .............................           Leisure & Tourism                    181,800              723,656
Liberty Life Association of Africa Ltd. .............               Insurance                      1,623,355           18,725,954
Palabora Mining Co. Ltd. ............................            Metals & Mining                     231,200            1,680,942
Rembrandt Group Ltd. ................................            Multi-Industry                    2,305,970           21,954,483
Sanlam Ltd. .........................................          Financial Services                    334,800              467,795
Sappi Ltd. ..........................................        Forest Products & Paper               1,542,860           15,240,599
Sasol Ltd. ..........................................            Energy Sources                    5,159,700           42,836,827
South African Breweries PLC..........................          Beverages & Tobacco                 3,913,878           39,806,460
Standard Bank Investment Corp. Ltd. .................          Financial Services                  1,224,395            5,082,580
Tongaat-Hulett Group Ltd. ...........................            Multi-Industry                      678,347            5,730,958
                                                                                                                   --------------
                                                                                                                      360,090,739
                                                                                                                   --------------
SOUTH KOREA 6.4%
Hana Bank............................................                Banking                         560,211            4,366,242
Korea Electric Power Corp. ..........................      Utilities Electrical & Gas              1,996,520           61,891,241
LG Electronics Inc. .................................       Electrical & Electronics                  43,819            1,813,732
Samsung Electronics Co. Ltd. ........................       Electrical & Electronics                 317,499           74,376,692
*Samsung Heavy Industries Co. Ltd. ..................        Machinery & Engineering               2,346,211           11,343,636
Samsung SDI Co. Ltd. ................................       Electrical & Electronics                 299,904           12,466,287
                                                                                                                   --------------
                                                                                                                      166,257,830
                                                                                                                   --------------
TAIWAN .6%
China Steel Corp. ...................................            Metals & Mining                     793,000              586,191
Mitac International Corp. ...........................    Data Processing & Reproduction              820,000            1,256,715
*Silicon Integrated Systems Co. Ltd. ................       Electrical & Electronics               1,317,000            4,448,048
*Siliconware Precision Industries Co Ltd. ...........  Electronic Components & Instruments         2,839,000            7,236,578
*Sunplus Technology Company Ltd. ....................       Electrical & Electronics                  88,000              420,583
UNI-President Enterprises Corp. .....................       Food & Household Products                915,000              723,021
*WUS Printed Circuit Co. Ltd. .......................  Electronic Components & Instruments           541,000              798,098
                                                                                                                   --------------
                                                                                                                       15,469,234
                                                                                                                   --------------
THAILAND 6.8%
Advanced Info Service Public Co. Ltd., fgn. .........          Telecommunications                    477,500            8,041,034
American Standard Sanitaryware Public Co. Ltd.
  fgn. ..............................................    Building Materials & Components             142,600              759,925
*Bangkok Bank Public Co. Ltd. .......................                Banking                       3,981,100            6,470,746
*Bangkok Bank Public Co. Ltd., fgn. .................                Banking                         347,940              880,743
BEC World Public Co Ltd., fgn. ......................          Telecommunications                    744,900            5,279,600
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ....       Food & Household Products              3,429,762           10,052,593
Dusit Thani Public Company Ltd., fgn. ...............           Leisure & Tourism                     70,600               71,014
*Hana Microelectronics Co. Ltd., fgn. ...............       Electrical & Electronics                 737,500            3,576,472
Hua Thai Manufacturing Public Co. Ltd., fgn. ........          Textiles & Apparel                     62,400               91,447
*Jasmine International Public Co. Ltd., fgn. ........          Telecommunications                  1,351,900              936,568
*Land and House Public Co. Ltd., fgn. ...............              Real Estate                     2,029,266            1,933,021
Saha Union Public Co. Ltd., fgn. ....................            Multi-Industry                    3,197,071            1,064,838
*Serm Suk Public Co. Ltd. ...........................       Food & Household Products                410,000            1,485,745
Serm Suk Public Co. Ltd., fgn. ......................       Food & Household Products                  8,200               41,404
*Shin Corporations Public Company Ltd., fgn. ........       Electrical & Electronics               1,560,800           14,805,350
*Siam Cement Public Co. Ltd. ........................    Building Materials & Components             694,400           13,691,873
Siam Cement Public Co. Ltd., fgn. ...................    Building Materials & Components             672,600           22,437,922
*Siam Commercial Bank, 5.25%, cvt., 144A, fgn.,
  pfd. ..............................................                Banking                       7,161,200            8,777,383
Siam Makro Public Company Ltd., fgn. ................             Merchandising                    2,280,000            3,219,824
*Telecomasia Corp. Public Co. Ltd., fgn. ............          Telecommunications                  3,283,200            4,286,619
*Thai Airways International Public Co. Ltd., fgn. ...            Transportation                    1,535,200            2,331,639
*Thai Farmers Bank Public Co. Ltd. ..................                Banking                      21,506,764           24,641,396

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                    INDUSTRY                      SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Thai Farmers Bank Public Co. Ltd., fgn. ............                Banking                      12,816,636       $   21,514,737
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn. .........................................          Telecommunications                    172,500               67,796
*Total Access Communication Public Co. Ltd. .........          Telecommunications                  4,851,000           19,112,940
*United Communications Industries, fgn. .............          Telecommunications                  2,773,000            2,770,783
                                                                                                                   --------------
                                                                                                                      178,343,412
                                                                                                                   --------------
TURKEY 4.3%
Akbank...............................................                Banking                   1,896,081,224           55,931,600
Arcelik AS, Br.......................................    Appliances & Household Durables         319,690,766           20,923,713
*Dogan Sirketler Grubu Holding AS....................            Multi-Industry                  570,873,000           16,839,912
*Ford Otomotiv Sanayi AS.............................              Automobiles                    59,041,000            2,612,434
Haci Omer Sabanci Holding AS.........................            Multi-Industry                  131,688,000            7,647,810
Koc Holding AS.......................................            Multi-Industry                   17,368,000            3,202,065
Yapi Ve Kredi Bankasi AS.............................                Banking                     178,663,000            5,517,340
                                                                                                                   --------------
                                                                                                                      112,674,874
                                                                                                                   --------------
VENEZUELA 1.7%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR................................................          Telecommunications                    886,650           21,833,756
Electricidad de Caracas Saica Saca, ADR..............      Utilities Electrical & Gas              1,366,563           21,591,169
Mavesa SA, ADR.......................................       Food & Household Products                630,138            1,929,798
                                                                                                                   --------------
                                                                                                                       45,354,723
                                                                                                                   --------------
TOTAL LONG TERM SECURITIES (COST $1,996,667,462).....                                                               2,579,676,476
                                                                                                                   --------------
                                                                                                PRINCIPAL
                                                                                                 AMOUNT**
                                                                                              --------------
SHORT TERM INVESTMENTS (COST $3,016,614) .1%
U.S. Treasury Bills, 5.245% to 5.35% with maturities
  to 4/06/00.........................................                                         $    4,479,000            3,018,687
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $1,999,684,076) 99.0%........                                                               2,582,695,163
OTHER ASSETS, LESS LIABILITIES 1.0%..................                                                                  26,013,211
                                                                                                                   --------------
TOTAL NET ASSETS 100.0%..............................                                                              $2,608,708,374
                                                                                                                   ==============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost
  $1,999,684,076)...........................................  $2,582,695,163
 Cash.......................................................      21,514,602
 Receivables:
  Investment securities sold................................       6,502,969
  Capital shares sold.......................................         647,454
  Dividends and interest....................................       6,150,215
                                                              --------------
     Total assets...........................................   2,617,510,403
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       3,017,863
  Capital shares redeemed...................................       1,574,465
  To affiliates.............................................       2,787,836
 Distributions to shareholders..............................         182,348
 Custodian Fees.............................................       1,126,553
 Accrued expenses...........................................         112,964
                                                              --------------
     Total liabilities......................................       8,802,029
                                                              --------------
Net assets, at value........................................  $2,608,708,374
                                                              ==============
Net assets consist of:
 Distributions in excess of net investment income...........        (326,502)
 Net unrealized appreciation................................     583,011,087
 Accumulated net realized loss..............................    (405,909,573)
 Capital shares.............................................   2,431,933,362
                                                              --------------
Net assets, at value........................................  $2,608,708,374
                                                              ==============
Net asset value per share ($2,608,708,374 / 202,247,355
  shares outstanding).......................................          $12.90
                                                              ==============

                       See Notes to Financial Statements.
 18

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $4,755,466)
 Dividends..................................................    $  49,169,093
 Interest...................................................        1,542,503
                                                                -------------
      Total investment income...............................                        $   50,711,596
Expenses:
 Management fees (Note 3)...................................       25,876,285
 Administrative fees (Note 3)...............................        1,730,530
 Transfer agent fees (Note 3)...............................           16,720
 Custodian fees.............................................        1,702,300
 Reports to shareholders....................................           44,800
 Registration and filing fees...............................           29,100
 Professional fees..........................................           76,400
 Directors' fees and expenses...............................           72,900
 Other......................................................           43,311
                                                                -------------
      Total expenses........................................                            29,592,346
                                                                                    --------------
            Net investment income...........................                            21,119,250
                                                                                    --------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (Net of foreign taxes of $1,979,318)..........     (266,773,666)
  Foreign currency transactions.............................         (672,345)
                                                                -------------
      Net realized loss.....................................                          (267,446,011)
      Net unrealized appreciation on investments............                         1,184,901,219
                                                                                    --------------
Net realized and unrealized gain............................                           917,455,208
                                                                                    --------------
Net increase in net assets resulting from operations........                        $  938,574,458
                                                                                    ==============

                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                     1999                 1998
                                                                     -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   21,119,250       $   37,666,792
  Net realized loss from investments and foreign currency
    transactions............................................      (267,446,011)         (90,517,102)
  Net unrealized appreciation (depreciation) on
   investments..............................................     1,184,901,219         (334,534,122)
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................       938,574,458         (387,384,432)
 Distributions to shareholders from:
  Net investment income.....................................       (20,341,580)         (40,080,848)
  In excess of net investment income........................          (326,502)                  --
 Capital share transactions (Note 2)........................       (42,804,880)         237,190,928
                                                                -----------------------------------
    Net increase (decrease) in net assets...................       875,101,496         (190,274,352)
Net assets:
 Beginning of year..........................................     1,733,606,878        1,923,881,230
                                                                -----------------------------------
 End of year................................................    $2,608,708,374       $1,733,606,878
                                                                ===================================
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $     (326,502)      $      605,716
                                                                ===================================

                       See Notes to Financial Statements.
 20

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1999, the Fund has investments with a value of approximately $5.4 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

2. CAPITAL STOCK

At December 31, 1999, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                          1999                                 1998
                                                              -----------------------------------------------------------------
                                                              ----------------------------         ----------------------------
                                                                SHARES          AMOUNT               SHARES          AMOUNT
                                                              -----------------------------------------------------------------
Shares sold.................................................   34,178,900    $ 358,928,791          72,904,287    $ 672,866,243
Shares issued on reinvestment of distributions..............    1,596,732       18,896,296           4,292,592       36,277,062
Shares redeemed.............................................  (42,078,563)    (420,629,967)        (54,174,577)    (471,952,377)
                                                              -----------------------------------------------------------------
Net increase (decrease).....................................   (6,302,931)   $ (42,804,880)         23,022,302    $ 237,190,928
                                                              =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average daily net assets through April 30, 2000. For the year ended December 31, 1999, no reimbursement was necessary under the agreement.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,045,959,920 was as follows:

Unrealized appreciation.....................................  $ 741,889,259
Unrealized depreciation.....................................   (205,154,016)
                                                              -------------
Net unrealized appreciation.................................  $ 536,735,243
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At December 31, 1999 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2006......................................................  $ 85,095,886
  2007......................................................   248,064,895
                                                              ------------
                                                              $333,160,781
                                                              ------------

At December 31, 1999 the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $27,704,673. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $997,784,025 and $1,060,274,668, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Emerging Markets Series, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series of Templeton Institutional Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998 including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida
January 28, 2000

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation

At December 31, 1999, more than 50% of the Templeton Emerging Markets Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders of record on December 9, 1999.

                                                                 FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                               PAID PER SHARE    INCOME PER SHARE
--------------------------------------------------------------------------------------------------
Argentina...................................................       $0.0000            $0.0076
Austria.....................................................        0.0003             0.0009
Brazil......................................................        0.0063             0.0192
Chile.......................................................        0.0009             0.0015
China.......................................................        0.0000             0.0018
Colombia....................................................        0.0000             0.0033
Czech Republic..............................................        0.0004             0.0011
Ecuador.....................................................        0.0000             0.0001
Egypt.......................................................        0.0000             0.0008
Ghana.......................................................        0.0000             0.0001
Hong Kong...................................................        0.0000             0.0049
Hungary.....................................................        0.0009             0.0024
India.......................................................        0.0000             0.0013
Indonesia...................................................        0.0008             0.0021
Israel......................................................        0.0004             0.0007
Malaysia....................................................        0.0012             0.0019
Mexico......................................................        0.0007             0.0077
Pakistan....................................................        0.0003             0.0009
Peru........................................................        0.0000             0.0010
Philippines.................................................        0.0005             0.0009
Poland......................................................        0.0003             0.0009
Russia......................................................        0.0000             0.0002
Singapore...................................................        0.0051             0.0129
South Africa................................................        0.0000             0.0164
South Korea.................................................        0.0018             0.0045
Sri Lanka...................................................        0.0000             0.0001
Thailand....................................................        0.0002             0.0008
Turkey......................................................        0.0000             0.0042
Venezuela...................................................        0.0000             0.0059
                                                                ----------------------------------
TOTAL.......................................................       $0.0201            $0.1061
                                                                ----------------------------------
                                                                ----------------------------------

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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
This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
[RECYCLE LOGO]                                  Fund Information: 1-800-362-6243


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